UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2006

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	1-6615 (Commission File Number)	95-2594729 (IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California (Address of Principal Executive Offices)		91406 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On January 4, 2007, Superior Industries International, Inc. (the “company”) announced the resignations of Raymond C. Brown and Jack H. Parkinson from the company’s Board of Directors effective December 31, 2006. Raymond C. Brown was a member of the Nominating and Corporate Governance Committee and Jack H. Parkinson was a member of the Audit, Compensation and Benefits, Nominating and Corporate Governance and Long-Range Financial Planning Committees.
(d) On January 4, 2007 the company announced the appointments of Margaret S. Dano and Francisco S. Uranga to the company’s Board of Directors, filling the positions vacated by the above resignations. Such appointments were effective on January 1, 2007. Most recently, Ms. Dano was Vice President, Worldwide Operations of Garrett Engine Boosting Systems, a division of Honeywell. Ms. Dano will succeed Mr. Parkinson on the company’s Audit and Corporate Governance Committees. Mr. Uranga is currently the Corporate Vice-President and Chief Business Operations Officer for Latin America at Taiwan-based Foxconn, the largest Electronic Manufacturing Services Company in the world. Mr. Uranga will succeed Mr. Brown on the Nominating and Corporate Governance Committee. Ms. Dano has been named to the Audit and Nominating and Governance Committees and Mr. Uranga has been named to the Nominating and Governance Committee. At the time of this filing the company does not believe Ms. Dano or Uranga will be appointed to any other committees.
Ms. Dano and Mr. Uranga will receive the same compensation and benefits made available to other non-employee directors of the company, as described in the company’s 2006 proxy statement and future proxy statements. During 2006, all non-employee directors of the company were each compensated $25,000 for services as directors and $1,000 for each Board meeting attended. In addition, they receive $1,000 for each committee meeting attended or $1,500 for each committee meeting chaired. These amounts are subject to change.
A copy of the press release on January 4, 2007 regarding the resignation and appointment of members to the company’s Board of Directors is attached as Exhibit 99.1 to this current report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release dated January 4, 2007, issued by Superior Industries International, Inc., announcing the resignation and appointment of members to the company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)
Date: January 8, 2007

/s/ R. Jeffrey Ornstein
R. Jeffrey Ornstein
Vice President and Chief Financial Officer